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                                                                  EXHIBIT 23.20


                             CONSENT OF DIRECTOR


        I hereby consent to being named a director in the Goodrich Petroleum Corporation Joint Proxy/Prospectus constituting a portion of the Registration Statement on Form S-4 dated May 26, 1995.



                                   Very truly yours,



                                   /s/  J. MICHAEL WATTS
                                      -------------------------------------
                                        J. Michael Watts